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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 13, 1998
                                                          --------------

                          ON STAGE ENTERTAINMENT, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


      Nevada                        0-92402                    88-0214292
  ---------------              ----------------            ------------------
  (State or Other              (Commission File             (I.R.S. Employer
  Jurisdiction of                   Number)                Identification No.)
  Incorporation)




       4625 W. Nevso Drive #2
         Las Vegas, Nevada                                         89103
----------------------------------------                    --------------------
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (702) 253-1333
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.     Acquisition or Disposition of Assets.

         On March 13, 1998, On Stage Entertainment, Inc. (the "Company"), completed its previously announced acquisition (the "Acquisition") of certain assets from Gedco USA, Inc. and its affiliates for a purchase price of $14 million, consisting of $11.5 million in cash and 595,238 shares of the Company's common stock, par value $0.01 per share (the "Common Stock") valued at $2.5 million (the "Gedco Acquisition"). The purchase price for the assets is subject to adjustment to the extent that EBITDA and working capital of the acquired company on the closing date vary from established thresholds.

         Included in the Gedco Acquisition are substantially all of the income producing assets and associated real property of Orlando Entertains and LA Entertains, consisting of King Henry's Feast, Blazing Pianos piano bar, the Fort Liberty shopping complex that includes a Wild Bill's Dinner Theater, each of which is located in greater Orlando, Florida, and a second Wild Bill's Dinner Theater located in Buena Park, California. Gerard O'Riordan, President of Gedco USA, Inc., joined the Company as President of On Stage Theaters, Inc., a wholly-owned subsidiary of the Company that manages the acquired dinner theaters and piano bar as well as other selected theaters.

         The Company funded the cash portion of the purchase price and transaction fees and expenses with $12.5 million of mortgage financing from Imperial Credit Commercial Mortgage Investment Corporation ("ICCMIC") out a total committed financing from ICCMIC for up to $20 million of mortgage-related financing. Under the terms of the loan agreement, ICCMIC also has the right to provide the Company with up to $30 million of similar mortgage financing. In connection with the financing, the Company issued ICCMIC and Imperial Capital Group LLC a total of 575,000 warrants exercisable for common stock at an exercise price of $4.44. In addition, concurrent with the ICCMIC financing, the Company elected Mark Karlan, the President ICCMIC, to the Company's Board of Directors.

         The Company issued a press release announcing the completion of the Acquisition, which release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)  Financial Statements of Businesses Acquired.

            To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

       (b)  Pro Forma Financial Information (Unaudited).

            To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.


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       (c)  Exhibits.

            99.1   Press release dated March 15, 1998





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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ON STAGE ENTERTAINMENT, INC.
                                         (Registrant)


                                  By  \s\ Kiranjit S. Sidhu
                                  ----------------------------------------------
                                          Kiranjit S. Sidhu
                                          Chief Financial Officer and Treasurer


Dated:  March 30, 1998



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                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

 99.1 March 15, 1998 press release: On Stage Completes Gedco Acquisition for $14 Million and Secures a $20 Million Acquisition Facility